UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 21, 2007

Date of Report (Date of earliest event reported)

KapStone Paper and Packaging Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-51150	20-2699372
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Northfield Plaza, Suite 480 Northfield, Illinois	60093
(Address of principal executive offices)	(Zip Code)

(847) 441-0929

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events.

On May 21, 2007, KapStone Paper and Packaging Corporation (the “Company”) received notice from the staff of the NASDAQ Listing Qualifications Department of approval of its application to list its common stock and warrants on the NASDAQ Global Market.  The Company’s common stock and warrants will begin trading on the NASDAQ Global Market effective at market opening on Tuesday, May 29, 2007, under the symbols “KPPC” and “KPPCW” respectively.  The Company’s units will continue to be quoted on the OTC Bulletin Board under the symbol “KPPCU.OB.”

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits.  A copy of the press release announcing the transfer of the Company’s listing to the NASDAQ Global Market is attached hereto as Exhibit 99.1 to this report.

This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 22, 2007

KAPSTONE PAPER AND PACKAGING CORPORATION

By:	/s/ Roger W. Stone
Name:	Roger W. Stone
Title:	Chief Executive Officer